Exhibit 1

Joint Filing Agreement

Each of the undersigned, as trustee of the managing members of Walton Enterprises, LLC and as trustee of Walton Family Holdings Trust (the “Reporting Entities”), hereby agrees that the Schedule 13D, to which this Agreement is attached as Exhibit 1, and all amendments thereto may be filed on behalf of each Reporting Entity.

Dated:          December 18, 2024

/s/ *
Carrie Walton Penner,
in her capacity as trustee of WELLCO Mgmt Trust #1, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Alice Proietti,
in her capacity as trustee of WELLCO Mgmt Trust #2, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Alice L. Walton,
in her capacity as trustee of WELLCO Mgmt Trust #3, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Benjamin S. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #1, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
James M. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #2, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Jim C. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #2, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Lukas T. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #4, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
S. Robson Walton,
in his capacity as trustee of WELLCO Mgmt Trust #1, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Samuel R. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #1, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Steuart L. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #2, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

/s/ *
Thomas L. Walton,
in his capacity as trustee of WELLCO Mgmt Trust #2, a managing member of Walton Enterprises, LLC, and as trustee of Walton Family Holdings Trust

* By

/s/ Erron W. Smith
Erron W. Smith, Attorney-in-Fact